UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 2, 2024 (May 1, 2024)
GIBRALTAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22462	16-1445150
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)
3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York 14219-0228
(Address of principal executive offices) (Zip Code)
(716) 826-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ROCK	NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
Gibraltar Industries, Inc. (the "Company") held its 2024 Annual Meeting of Stockholders on May 1, 2024 in a virtual meeting format. Stockholders representing 28,915,680 shares, or 94.89%, of the common shares outstanding as of the March 18, 2024 record date were present or represented by proxy at the meeting. The items listed below were submitted to a vote of the stockholders at the 2024 Annual Meeting. The proposals are described in the Company's Definitive Proxy Statement for the 2024 Annual Meeting filed April 1, 2024. Final voting results are shown below.
Proposal 1 - Election of Directors
In order to be elected, each nominee for election as a director requires the affirmative vote of a majority of the votes cast with respect to the director at the 2024 Annual Meeting. Seven directors were elected to hold office for a one-year term expiring in 2025 or until a successor has been duly elected and qualified, or until such director's earlier resignation, retirement or other termination of service. The following summarizes the votes received for each nominee for director.

Director	Votes Cast For	Votes Cast Against	Abstain	Broker Non-Votes
Mark G. Barberio	27,988,158	226,643	13,403	687,476
William T. Bosway	27,555,815	525,937	146,452	687,476
Gwendolyn G. Mizell	27,801,189	413,695	13,320	687,476
Linda K. Myers	27,701,578	513,140	13,486	687,476
James B. Nish	28,128,499	86,279	13,426	687,476
Atlee Valentine Pope	27,700,829	513,958	13,417	687,476
Manish H. Shah	28,028,704	186,239	13,261	687,476
Proposal 2 - Advisory Vote on Executive Compensation ("Say-on-Pay")
The stockholders approved of the Company's executive officer compensation in the advisory Say-on-Pay vote. The following summarizes the voting results for the advisory "Say-on-Pay" vote:

Votes Cast For	Votes Cast Against	Abstain	Broker Non-Votes
27,401,209	806,270	20,725	687,476
Proposal 3 - Ratification of Selection of Independent Registered Public Accounting Firm
The selection of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for the year ending December 31, 2024 was ratified, based upon the following votes:

Votes Cast For	Votes Cast Against	Abstain
28,559,031	343,171	13,478
Item 9.01    Financial Statements and Exhibits
    (a)-(c)    Not Applicable
    (d)    Exhibits:

No.	Exhibit
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIBRALTAR INDUSTRIES, INC.
Date:	May 2, 2024
		By:	/s/ Jeffrey J. Watorek
Jeffrey J. Watorek
Vice President and Treasurer

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